                   FORM OF ELECTION AND LETTER OF TRANSMITTAL

         To accompany certificates representing shares of common stock

          ("General Signal Common Stock"), par value $1.00 per share,

                                       of
     GENERAL SIGNAL CORPORATION, A NEW YORK CORPORATION ("GENERAL SIGNAL")


when submitted in connection with an election to receive (i) cash, (ii) shares of common stock, par value $10.00 per share ("SPX Common Stock"), of SPX Corporation, a Delaware corporation ("SPX"), or (iii) a combination of cash and shares of SPX Common Stock pursuant to the Agreement and Plan of Merger dated as of July 19, 1998 (the "Merger Agreement") among SPX, SAC Corp., a Delaware corporation and a wholly owned subsidiary of SPX ("MergerSub"), and General Signal, pursuant to which General Signal will be merged with and into MergerSub (the "Merger"). All references herein to SPX Common Stock and General Signal Common Stock shall include the preferred stock purchase rights associated with such common stock.


                     The Exchange Agent for the Merger is:

                              THE BANK OF NEW YORK


           BY MAIL:                  FACSIMILE TRANSMISSION:       BY HAND OR OVERNIGHT COURIER:
 Tender & Exchange Department      (for Eligible Institutions      Tender & Exchange Department
        P.O. Box 11248                        only)                     101 Barclay Street
     Church Street Station               (212) 815-6213             Receive and Deliver Window
 New York, New York 10286-1248                                       New York, New York 10286


                          For Confirmation Telephone:
                                 (800) 507-9357


     DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.


                    The Information Agent for the Merger is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                Banks and Brokers Call: (212) 269-5550 (Collect)
                  All Others Call: (800) 549-6746 (Toll-Free)


     TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 7), MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED BELOW.

--------------------------------------------------------------------------------
    BOX A: ELECTION AND DESCRIPTION OF SHARES OF GENERAL SIGNAL COMMON STOCK
        (Attach additional sheets if necessary; check one Election only)

         See "Special Election Instructions" and General Instruction 3.


                                  CHOOSE ONE:

   [ ] STOCK ELECTION  [ ] CASH ELECTION  [ ] MIXED ELECTION  [ ] NON-ELECTION

--------------------------------------------------------------------------------

                                                                                        NUMBER OF SHARES
                                                                                         REPRESENTED BY
          NAME AND ADDRESS OF REGISTERED HOLDER(S)                                      EACH CERTIFICATE
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)               CERTIFICATE          (OR COVERED BY A
                APPEARS ON CERTIFICATE(S))*                         NUMBER**         GUARANTEE OF DELIVERY)
------------------------------------------------------------------------------------------------------------

                                                             -----------------------------------------------

                                                             -----------------------------------------------

                                                             -----------------------------------------------

                                                             -----------------------------------------------

                                                             -----------------------------------------------
                                                             TOTAL NUMBER OF SHARES
------------------------------------------------------------------------------------------------------------
  * In the case of a delivery using the Guarantee of Delivery procedures, exactly as name(s) will appear on the certificate(s) when  delivered.
 ** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.
------------------------------------------------------------------------------------------------------------

                 BOX B: DIVIDEND REINVESTMENT PLAN PARTICIPANTS


If you are a participant in the General Signal Dividend Reinvestment Plan (the "DRP"), please check this box [ ].


Participants in the DRP do not need to send their stock certificates with respect to their DRP shares. See General Instruction 13.



 PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS
                   FORM OF ELECTION AND LETTER OF TRANSMITTAL



     THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON OCTOBER 2, 1998. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR GENERAL SIGNAL STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY (EACH AS DEFINED BELOW), MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE IN ORDER FOR ANY CASH ELECTION, STOCK ELECTION OR MIXED ELECTION (EACH AS DEFINED BELOW) MADE HEREBY TO BE EFFECTIVE. IF A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR GENERAL SIGNAL STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY, IS NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION WITH RESPECT TO YOUR SHARES, AND THE FORM OF MERGER CONSIDERATION (AS DEFINED BELOW) WHICH YOU WILL BE ENTITLED TO RECEIVE WILL BE DETERMINED BY THE PROVISIONS OF THE MERGER AGREEMENT. IF YOU FAIL TO INDICATE A CASH ELECTION, STOCK ELECTION OR MIXED ELECTION IN BOX A ABOVE YOU WILL BE DEEMED TO HAVE INDICATED A NON-ELECTION. IF YOUR GENERAL SIGNAL STOCK CERTIFICATES ARE NOT AVAILABLE AT THE TIME YOU SEND A FORM OF ELECTION AND LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, YOU MAY INSTEAD PROVIDE A GUARANTEE OF DELIVERY OF YOUR GENERAL SIGNAL STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 7, IN WHICH CASE YOU MUST, WITHIN THREE TRADING DAYS ON THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") THEREAFTER, DELIVER TO THE EXCHANGE AGENT THE GENERAL SIGNAL STOCK CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH AN ELECTION IS BEING MADE.



     Copies of the Joint Proxy Statement/Prospectus of SPX and General Signal dated September 3, 1998, relating to the Merger (the "Joint Proxy Statement/Prospectus), as well as extra copies of this Form of Election and Letter of Transmittal, may be requested from D.F. King & Co., Inc., the Information Agent, at the toll-free phone number shown on the cover, or from the Exchange Agent at the addresses or the toll-free number shown on the cover. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.



     If your General Signal Stock Certificate(s) have been lost, stolen or destroyed and you require assistance in replacing them, see General Instruction 12 below. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your General Signal Stock Certificate(s) or a Guarantee of Delivery with this Form of Election and Letter of Transmittal. If you submit a Guarantee of Delivery, your General Signal Stock Certificates must be delivered within three NYSE trading days thereafter. Therefore, if you wish to make an Election, it is critical that you act immediately to obtain replacement stock certificates.



     COMPLETING AND RETURNING THIS FORM OF ELECTION DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER OR THE MERGER AGREEMENT AT THE GENERAL SIGNAL SPECIAL MEETING (AS DEFINED BELOW). TO VOTE AT THE GENERAL SIGNAL SPECIAL MEETING, YOU MUST COMPLETE, SIGN AND RETURN THE PROXY CARD THAT ACCOMPANIED THE JOINT PROXY STATEMENT/PROSPECTUS, OR YOU MUST ATTEND THE GENERAL SIGNAL SPECIAL MEETING IN PERSON AND VOTE YOUR SHARES THEREAT. IF YOU HAVE ANY QUESTIONS CONCERNING THE VOTING OF YOUR SHARES OF GENERAL SIGNAL COMMON STOCK, PLEASE CALL THE INFORMATION AGENT TOLL-FREE AT (800) 549-6746.

Ladies and Gentlemen:


     Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Joint Proxy Statement/Prospectus, the undersigned hereby surrenders to The Bank of New York, as Exchange Agent, certificate(s) representing all of the shares of General Signal Common Stock (each such certificate, a "General Signal Stock Certificate") listed in Box A above and (A) hereby elects, in the manner indicated in Box A above, to have each of such shares of General Signal Common Stock represented by such General Signal Stock Certificates converted into the right to receive EITHER (i) $45.00 in cash, without interest (a "Cash Election"), OR (ii) 0.6977 of a share of SPX Common Stock (a "Stock Election"), OR (iii) 0.4186 of a share of SPX Common Stock and $18.00 in cash, without interest (a "Mixed Election" and, together with a Cash Election and a Stock Election, an "Election"), or (B) hereby states that the undersigned has no preference as among the Cash Election, Stock Election or Mixed Election (a "Non-Election"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of SPX Common Stock otherwise issuable in connection with the Merger. Any cash (excluding cash received in lieu of fractional shares) and SPX Common Stock received by holders of General Signal Common Stock in connection with the Merger is hereinafter referred to as "Cash Consideration" and "Stock Consideration," respectively. The Cash Consideration, Stock Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."



     The undersigned understands that each Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that 40% of the outstanding shares of General Signal Common Stock will be converted into the right to receive cash in the Merger and 60% of the outstanding shares of General Signal Common Stock will be converted into the right to receive SPX Common Stock in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE MERGER AGREEMENT PROVIDES FOR PRORATION IF, AS A RESULT OF THE ELECTIONS MADE, EITHER OF THE FOREGOING LIMITATIONS WOULD OTHERWISE BE EXCEEDED, WITH THE RESULT THAT THE UNDERSIGNED MAY RECEIVE A COMBINATION OF CASH AND SPX COMMON STOCK THAT DIFFERS FROM THE ELECTION MADE HEREBY.



     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the shares of General Signal Common Stock owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.



     The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the Effective Time, the registered holder of the shares of General Signal Common Stock represented by the General Signal Stock Certificate(s) surrendered herewith, with good title to such shares of General Signal Common Stock and full power and authority (i) to sell, assign and transfer such shares free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares of General Signal Common Stock. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                         SPECIAL ELECTION INSTRUCTIONS


     The appropriate box must be checked in Box A above in order to make a Cash Election, Stock Election or Mixed Election. The box indicating a Non-Election may be checked by those wishing to make a Non-Election, but any Form of Election and Letter of Transmittal received by the Exchange Agent without any checked election box or with more than one checked election box will be treated as indicating a Non-Election.


     Your choice of Election is as follows:


                                                    WHAT YOU WILL RECEIVE FOR EACH SHARE
                     ELECTION                          OF GENERAL SIGNAL COMMON STOCK
                     --------                       -------------------------------------
Cash Election.....................................  $45.00 in cash, without interest
Stock Election....................................  0.6977 of a share of SPX Common Stock
Mixed Election....................................  0.4186 of a share of SPX Common Stock and $18.00 in cash, without interest



     ALL ELECTIONS ARE SUBJECT TO THE PRORATION PROCEDURES SET FORTH IN SECTION
2.1 OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THE JOINT PROXY STATEMENT/PROSPECTUS AS APPENDIX A. THE PRORATION PROCEDURES ARE DESCRIBED UNDER THE CAPTION "THE MERGER AGREEMENT -- ELECTIONS" IN THE JOINT PROXY STATEMENT/PROSPECTUS AND IN GENERAL INSTRUCTION 3 BELOW. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS IN ITS ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.



     ALL HOLDERS OF GENERAL SIGNAL COMMON STOCK WISHING TO MAKE AN ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE (WHICH IS 5:00 P.M. (EASTERN TIME) ON OCTOBER 2, 1998. ALL HOLDERS SUBMITTING A FORM OF ELECTION AND LETTER OF TRANSMITTAL THAT IS RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM.



     The Exchange Agent reserves the right to deem that you have made a Non-Election if:


     A. No Election choice is indicated in Box A above;

     B. More than one Election choice is indicated in Box A above;


     C. You fail to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit your General Signal Stock Certificate(s) or a Guarantee of Delivery) or otherwise fail to properly make an Election;



     D. A completed Form of Election and Letter of Transmittal (including submission of your General Signal Stock Certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or



     E. You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the General Signal Stock Certificates representing the shares in respect of which the Election is being made within three NYSE trading days thereafter.


     Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.


     In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your General Signal Stock Certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above. In order to properly make an Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal and other required documents are received by the Exchange Agent prior to the Election Deadline.



     The effectiveness of Elections received on the Election Deadline and accompanied by a Guarantee of Delivery will not be finally determined until three NYSE trading days after the Election Deadline. As a result, the Merger Consideration to which a holder of General Signal Common Stock is entitled (and whether any proration is necessary) may be delayed for up to three NYSE trading days. The Merger Consideration is expected to be mailed promptly following such determination or, if later, promptly after the Merger is consummated.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed General Signal Stock Certificates, the Merger Consideration will be delivered in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the Merger Consideration will be mailed to the undersigned at the address shown in Box A above. In the event that the "Special Issuance and Payment Instructions" box is completed, the Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. In addition, appropriate signature guarantees must be included with respect to shares of General Signal Common Stock for which Special Issuance and Payment Instructions are given.


                          SPECIAL ISSUANCE AND PAYMENT


                                  INSTRUCTIONS


                      (SEE GENERAL INSTRUCTIONS 6 AND 11)



     To be completed ONLY if the Merger Consideration (whether cash, SPX Common Stock or a combination thereof) is to be issued in the name of, and mailed to, someone other than the undersigned.



Issue the Merger Consideration (whether cash, SPX Common Stock or a combination thereof) to:



Name


                                    (Please Print)



Address


                               (Include Zip Code)



If you complete this box, you will need a signature guarantee by an eligible institution. See General Instruction 6.



                         SPECIAL DELIVERY INSTRUCTIONS


                          (SEE GENERAL INSTRUCTION 11)



     To be completed ONLY if the Merger Consideration (whether cash, SPX Common Stock or a combination thereof) is to be mailed to the undersigned at an address other than that shown in Box A above.



Mail the Merger Consideration (whether cash, SPX Common Stock or a combination thereof) to:



Name


                                    (Please Print)



Address


                               (Include Zip Code)


Check this box if this is a permanent change of address. [ ]

                                PLEASE SIGN HERE


Signature:
--------------------------------------------------------------------------------

Signature:
--------------------------------------------------------------------------------

Dated:
-------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                    (Please Print)

Capacity:
--------------------------------------------------------------------------------

Daytime Area Code and
Telephone Number:
--------------------------------------------------------------------------------


Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A headed "Election and Description of Shares of General Signal Common Stock" or on the assignment authorizing transfer.



If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See General Instruction 10 hereto.)



If a participant in the General Signal Dividend Reinvestment Plan (the "DRP"), the person(s) signing above hereby direct(s) the First Chicago Trust Company of New York, General Signal's Transfer Agent, to place a stop against the aforementioned number of shares of General Signal Common Stock held through the DRP pending the passing of the Election Deadline. Following the Election Deadline, the Transfer Agent is further directed to follow the directions for delivery to the Exchange Agent.


                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 6)

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated:
-------------------------------------------

--------------------------------------------------------------------------------
                (Name of Eligible Institution Issuing Guarantee)
                                 (Please Print)

--------------------------------------------------------------------------------
                          (Fix Medallion Stamp Above)

                             GUARANTEE OF DELIVERY

            (TO BE USED IF GENERAL SIGNAL STOCK CERTIFICATES ARE NOT

                             SURRENDERED HEREWITH)

                          (See General Instruction 7)



     THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR SHARES OF GENERAL SIGNAL COMMON STOCK COVERED BY THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M. (EASTERN TIME), ON THE THIRD NYSE TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.


[ ] A member of a registered national          ------------------------------------------------------
    securities exchange                                     Firm (Please Print or Type)

[ ] A member of the National Association of    ------------------------------------------------------
    Securities Dealers, Inc.                                    Authorized Signature

[ ] A commercial bank or trust company in the  ------------------------------------------------------
    United States                              ------------------------------------------------------
                                                                      Address
Dated:
                                               ------------------------------------------------------
                                                           Area Code and Telephone Number

                              GENERAL INSTRUCTIONS



     This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of shares of General Signal Common Stock desiring to make a Cash Election, Stock Election or Mixed Election. It may also be used as a letter of transmittal for holders of General Signal Common Stock who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline or at any time by any holders of General Signal Common Stock who wish to make a Non-Election. Until a record holder's General Signal Stock Certificates are received by the Exchange Agent at one of the addresses set forth on the cover, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their General Signal Stock Certificates. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of General Signal Common Stock receiving Stock Consideration will be entitled to any dividends or other distributions paid on SPX Common Stock after the Effective Time. If your stock certificate(s) are lost, stolen or destroyed, please refer to General Instruction 12 below.



     A HOLDER OF GENERAL SIGNAL COMMON STOCK MUST CHECK THE APPROPRIATE ELECTION BOX IN BOX A ABOVE TO MAKE A CASH ELECTION, STOCK ELECTION OR MIXED ELECTION. ONLY ONE ELECTION BOX MAY BE CHECKED.



     Your election is subject to certain terms, conditions and limitations which are set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus. The Merger Agreement is included as Appendix A to the Joint Proxy Statement/Prospectus. Copies of the Joint Proxy Statement/Prospectus may be requested from the Information Agent or from the Exchange Agent at the addresses or toll-free numbers shown on the cover. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.



     1. Election Deadline. THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON OCTOBER 2, 1998, THE LAST BUSINESS DAY PRIOR TO THE DATE OF THE SPECIAL MEETING OF STOCKHOLDERS OF GENERAL SIGNAL CALLED TO APPROVE THE MERGER (THE "GENERAL SIGNAL SPECIAL MEETING") AND THE SPECIAL MEETING OF STOCKHOLDERS OF SPX CALLED TO APPROVE THE ISSUANCE OF SHARES OF SPX COMMON STOCK IN THE MERGER (THE "SPX SPECIAL MEETING"), UNLESS OTHERWISE EXTENDED BY MUTUAL AGREEMENT OF SPX AND GENERAL SIGNAL. For any Cash Election, Stock Election or Mixed Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related General Signal Stock Certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal at or prior to the Election Deadline. ANY GENERAL SIGNAL STOCK CERTIFICATES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST IN FACT BE DELIVERED WITHIN THREE NYSE TRADING DAYS AFTER THE DATE SUCH GUARANTEE OF DELIVERY IS EXECUTED OR YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any General Signal Stock Certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith will be conclusive and binding.



     2. Revocation or Change of Form of Election and Letter of Transmittal. A Form of Election and Letter of Transmittal may be (i) revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election or (ii) changed if the Exchange Agent receives a completed replacement Form of Election and Letter of Transmittal prior to the Election Deadline from the record holder of the shares covered by such Election. Any person who has effectively revoked a Form of Election and Letter of Transmittal may, by signed and written notice to the Exchange Agent, request the return of the General Signal Stock Certificates submitted to the Exchange Agent and such General Signal Stock Certificates will be returned without charge to such person promptly after receipt of such request.



     3. Election Procedures/Proration. To properly complete Box A, (i) the undersigned must check either the Cash Election, Stock Election, Mixed Election or Non-Election box (if no box is checked, the Non-Election box will be deemed to have been checked); (ii) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and (iii) either (a) the number of each General Signal Stock Certificate surrendered herewith must be written in the column under the heading "Certificate Number" or (b) if the Guarantee of Delivery procedures are used, the number of shares represented by the General Signal Stock Certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by each Certificate," but no certificate number is required. As set forth in the Joint Proxy Statement/Prospectus, 40% of the outstanding shares of General Signal Common Stock will be exchanged for cash and 60% of the outstanding shares of General Signal Common Stock will be exchanged for SPX Common Stock. If the Elections result in an oversubscription of either the Cash Consideration or the Stock Consideration, the procedures for allocating the Merger Consideration set forth in Section 2.1 of the Merger Agreement and described in the Joint Proxy Statement/Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that a Cash Election, Stock Election or Mixed Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the Joint Proxy Statement/ Prospectus under the caption "The Merger Agreement -- Elections." The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until three NYSE trading days after the Election Deadline. As a result, it is expected that the final determination of the Merger Consideration to which a holder of General Signal Common Stock is entitled (and whether any proration is necessary) will take place on or around October 8, 1998. The Merger Consideration is expected to be mailed promptly following such determination, or, if later, promptly after the Merger is consummated.



     4. Termination of Merger Agreement. Consummation of the Merger is subject to the required approval of the stockholders of General Signal and SPX and to the satisfaction of certain other conditions. No payments related to any surrender of General Signal Stock Certificates will be made prior to the consummation of the Merger and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all General Signal Stock Certificates previously received by it. In such event, shares of General Signal Common Stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing shares of General Signal Common Stock held of record directly by the beneficial owners of such shares of General Signal Common Stock will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.



     5. No Fractional Interests. No certificate representing a fraction of a share of SPX Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on SPX's behalf cash, without interest, in an amount equal to the product of (i) the per share closing price on the NYSE of SPX Common Stock on the trading day immediately prior to the Effective Time and (ii) the fractional interest to which a holder of General Signal Common Stock would otherwise be entitled (after taking into account all shares of General Signal Common Stock then held of record by such holder). No such holder of General Signal Common Stock shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.



     6. Guarantee of Signatures. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered General Signal Certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of General Signal Common Stock with respect to the surrendered General Signal Stock Certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.



     7. Delivery of Form of Election and Letter of Transmittal and General Signal Stock Certificates; Guarantee of Delivery. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with your General Signal Stock Certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at one of the addresses set forth above. A Guarantee of Delivery of such General Signal Stock Certificates must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, AND ANY GENERAL SIGNAL STOCK CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such General Signal Stock Certificates within such three day period shall invalidate any Election, and a Non-Election shall be deemed to have been made. THE METHOD OF DELIVERY OF THE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THE GENERAL SIGNAL STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF SHARES OF GENERAL SIGNAL COMMON STOCK. IF YOU CHOOSE TO SEND THE MATERIALS BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.


     8. Shares Held by Nominees, Trustees or other Representatives. Holders of record of shares of General Signal Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letter of Transmittal covering the aggregate number of shares of General Signal Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the shares of General Signal Common Stock held by such Representative for any single beneficial owner. Any Representative that makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of General Signal Common Stock for a particular beneficial owner. If any shares of General Signal Common Stock are not covered by an effective Form of Election and Letter of Transmittal, they will be deemed to be covered by a Non-Election.

     9. Inadequate Space. If the space provided herein is inadequate, the share certificate numbers and the numbers of shares of General Signal Common Stock represented thereby should be listed on additional sheets and attached hereto.

     10. Signatures on Form of Election and Letter of Transmittal, Share Powers and Endorsements.


          (a) All signatures must correspond exactly with the name written on the face of the General Signal Stock Certificate(s) without alteration, variation or any change whatsoever.



          (b) If the General Signal Stock Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.



          (c) If any surrendered shares of General Signal Common Stock are registered in different names on several General Signal Stock Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letter of Transmittal as there are different registrations of General Signal Stock Certificates.



          (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the General Signal Stock Certificate(s) listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).



          (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying General Signal Stock Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.



     11. Special Issuance and Delivery Instructions. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration (whether cash, SPX Common Stock or a combination thereof) is to be issued in the name of someone other than the person(s) signing this Form of Election and Letter of Transmittal. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.



     In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.



     12. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your General Signal Stock Certificates with this Form of Election and Letter of Transmittal or providing a Guarantee of Delivery followed within three NYSE trading days thereafter by the General Signal Stock Certificates. If your General Signal Stock Certificate(s) have been lost, stolen or destroyed, you are urged to call First Chicago Trust Company of New York, General Signal's transfer agent (the "Transfer Agent"), at (800) 756-8200. The Transfer Agent will forward additional documentation which you must complete in order to obtain a replacement stock certificate. You may be required to post an indemnity bond if so required by SPX.



     13. Dividend Reinvestment Plan Participants. If you are a participant in the General Signal Dividend Reinvestment Plan (the "DRP"), you must so indicate by checking the box in Box B headed "Dividend Reinvestment Plan Participants" above. Participants in the DRP do not need to send their General Signal Stock Certificates held through the DRP or a Guarantee of Delivery with this Form of Election and Letter of Transmittal. By sending in this Form of Election and Letter of Transmittal and indicating you are a participant in the DRP, you authorize the Transfer Agent (i) to place a stop against the aforementioned number of shares of General Signal Common Stock held in the DRP pending the passing of the Election Deadline and (ii) to follow the directions for delivery to the Exchange Agent following the Election Deadline.


     14. Miscellaneous. SPX and the Exchange Agent have the discretion to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The good faith decision of SPX or the Exchange Agent in such matters shall be conclusive and binding. SPX and the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal.


     15. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained from the Information Agent by telephoning toll-free (800) 549-6746 or from the Exchange Agent by telephoning toll-free (800) 507-9357.


                           IMPORTANT TAX INFORMATION

     Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of General Signal Common Stock pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for shares of General Signal Common Stock may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

     In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of General Signal Common Stock must, unless an exemption applies, provide the Exchange Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the General Signal Common Stock. If the General Signal Common Stock is held in more than one name or is not registered in the name of the actual holder or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions", consult the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder of General Signal Common Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, SPX will withhold 31% of all such payments and dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

     For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "Certain Federal Income Tax Consequences of the Merger" in the Joint Proxy Statement/Prospectus.

---------------------------------------------------------------------------------------------------------------------------
                                            PAYER'S NAME: THE BANK OF NEW YORK
 --------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                         PART 1--PLEASE PROVIDE YOUR
 FORM W-9                           TAXPAYER IDENTIFICATION NUMBER IN             -------------------------------
                                    THE BOX AT RIGHT AND CERTIFY BY                Social Security Number(s) or
 PLEASE FILL IN YOUR                SIGNING AND DATING BELOW.                         Employer Identification
 NAME AND ADDRESS BELOW                                                                      Number(s)
                                   ----------------------------------------------------------------------------------------


-------------------------            PART 2--Exempt Payees  [ ]
 Name (if joint ownership, list
 first                             ----------------------------------------------------------------------------------------


and circle the name of the           PART 3--Awaiting TIN  [ ]
 person or entity whose number
                                   ----------------------------------------------------------------------------------------

                                    CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT:
 is entered in Part 1)              (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 --------------------------
 Address (number and street)        (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
--------------------------              that I am subject to backup withholding as a result of a failure to report all
 City, State and Zip Code               interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE           CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified
 PAYER'S REQUEST FOR TAXPAYER       by the IRS that you are subject to backup withholding because of under-reported
 IDENTIFICATION NUMBER (TIN)        interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                    IRS stating that you are no longer subject to backup withholding, do not cross out item
                                    (2). If you are exempt from backup withholding, check the box in Part 2 above.

---------------------------------------------------------------------------------------------------------------------------

 SIGNATURE: _________________________________________________________ DATE:_____________________________________________

---------------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF
      TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

-----------------------------------------------------------    ------------------------------------
                         Signature                                             Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------
                                              GIVE THE
                                          SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:               NUMBER OF:
---------------------------------------------------------------
                                      GIVE THE EMPLOYER
                                      IDENTIFICATION
           FOR THIS TYPE OF ACCOUNT:  NUMBER OF:
---------------------------------------------------------------
 1.  Individual                       The individual

 2.  Two or more individuals (joint   The actual owner of the
     account)                         account or, if combined
                                      funds, the first
                                      individual on the
                                      account(1)

 3.  Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)

 4.  a. The usual revocable savings   The grantor-trustee(1)
        trust account (grantor is
        also trustee)                 The actual owner(1)
     b. So-called trust account that
        is not a legal or valid
        trust under State law

 5.  Sole proprietorship              The owner(3)

 6.  Sole proprietorship              The owner(3)

 7.  A valid trust, estate, or        The legal entity(4)
     pension trust

 8.  Corporate                        The corporation

 9.  Association, club, religious,    The organization
     charitable, educational, or
     other tax-exempt organization

10.  Partnership                      The partnership

11.  A broker or registered nominee   The broker or nominee

12.  Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
---------------------------------------------------------------



(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

     If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding with respect to interest and dividend payments and broker transactions include the following:

 - A corporation.

 - A financial institution.

 - An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

 - The United States, a State, the District of Columbia, or a possession of the United States, or a political subdivision, agency or instrumentality thereof.

 - A foreign government or any political subdivision, agency or instrumentality thereof.

 - An international organization or any agency or instrumentality thereof.

 - A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

 - A real estate investment trust.

 - A common trust fund operated by a bank under section 584(a).

 - An entity registered at all times during the tax year under the Investment Company Act of 1940.

 - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 - Payments to nonresident aliens subject to withholding under section 1441.

 - Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

 - Payments of patronage dividends where the amount received is not paid in money.

 - Payments made by certain foreign organizations.

 - Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

 - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 - Payments described in section 6049(b)(5) to non-resident aliens.

 - Payments on tax-free covenant bonds under section 1451.

 - Payments made by certain foreign organizations.

 - Mortgage interest paid to you.

Exempt payees described above should file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 2 OF THE FORM, RETURN IT TO THE PAYER, AND SIGN AND DATE THE FORM.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers, who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia, to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE